EXHIBIT 10.54

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made and entered into as of August 30, 2013, by and among Sanomedics International Holdings, Inc., a Delaware corporation ("Company"), and Anovent, Inc., a Florida corporation (“Buyer” and collectively with Company, “Maker”) jointly and severally promise to pay to Mark R. Miklos (the “Lender”).

1. Grant of Security Interest. To secure the full and punctual payment and performance of all Obligations (as hereafter defined), Maker hereby pledges, assigns, hypothecates, sets over and conveys to the Lender, and grants to Lender a continuing senior security interest in, all of its right, title and interest in and to all of its assets now owned or at any time hereafter acquired by Maker, or in which Maker now has or at any time in the future may acquire any right, title or interest  including without limitation the following: all cash, cash equivalents, accounts, accounts receivable, deposit accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles, chattel paper, supporting obligations, investment property, letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which Maker now has or hereafter may acquire any right, title or interest, all proceeds and products thereof and all additions, accessions and substitutions thereto or therefore (the “Collateral”). The term “Obligations” as used herein shall mean and include all debts, liabilities and obligations owing by Maker to the Lender arising under, out of, or in connection with any and all of the Promissory Notes in the original principal amount of $500,000 in favor of the Lender dated as of the date hereof (the “Notes”).

2. Default.

(a) The occurrence of any of the Events of Default as defined in the Notes shall constitute an “Event of Default” under this Agreement. If any Event of Default has occurred and is continuing, the Lender may exercise, without further notice, all rights and remedies under this Agreement and the Notes or that are available to a secured creditor under the Uniform Commercial Code as in effect on the date hereof in the State of Florida (the “UCC”) or that are otherwise available at law or in equity, at any time, in any order and in any combination. In addition, the Lender may sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Lender may deem satisfactory. The Lender shall give Maker not less than five (5) days’ prior written notice of the time and place of any sale or other intended disposition of Company’s Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Company agrees that any such notice constitutes “reasonable notification” within the meaning of the UCC (to the extent applicable). The Lender may be the Lender of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if otherwise permitted under applicable law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Company will execute and deliver such documents and take such other action as the Lender deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of any kind, including any equity or right of redemption of Maker. To the extent permitted by law, Maker hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day on which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Lender may determine. The Lender shall not be obligated to make any such sale pursuant to any such notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Lender, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Company shall remain liable, jointly and severally, for any deficiency.

(b) For the purpose of enforcing any and all rights and remedies under this Agreement, the Lender may (i) require Maker to, and Maker agrees that it will, at its expense and upon the request of the Lender, forthwith assemble all or any part of the Collateral as directed by the Lender and make it available at a place designated by the Lender which is, in the Lender’s opinion, reasonably convenient to the Lender and Maker, whether at the premises of a Company or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located and, without charge or liability to the Lender, seize and remove such Collateral from such premises, (iii) have access to and use Maker’s books and records, computers and software relating to the Collateral, (iv) prior to the disposition of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by Maker, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent the Lender deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process or other intellectual property used by Maker, and Lender is hereby granted a license to use such intellectual property.

(c) Any proceeds of any disposition of any of the Collateral shall be applied by the Lender to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys’ fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by the Lender toward the payment of the Obligations in such order of application as the Lender may elect, and Maker shall be liable for any deficiency.

3. Further Assurances; Covenants.

(a) The Company will not change the location of its chief executive office or principal place of business in any state unless it shall have given the Lender thirty (30) days prior written notice thereof and delivered a landlord, bailee or similar waiver with respect to such location as required by Lender, and complied with any other requirement in the Agreement or any other Related Agreement relating to the location of the Collateral.

(b) The Company will not change its name, taxpayer identification number, organizational number, identity, jurisdiction of organization or corporate structure in any manner unless it shall have given the Lender thirty (30) days prior written notice thereof, executed and delivered to the Lender all financing statements and financing statement amendments which the Lender may request in connection therewith.

(c) The Company will not merge or consolidate into, or transfer any of the Collateral to, any other Person other than another Company, without the prior written consent of the Lender.

(d) The Company hereby authorizes Lender, its counsel or its representative, at any time and from time to time, to file financing statements and amendments that describe the collateral covered by such financing statements as “all assets of Company”, “all personal property of Company” or words of similar effect, in such jurisdictions as Lender may deem necessary or desirable in order to perfect the security interests granted by Company under the Agreement. The Company will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings with the United States Patent and Trademark Office, or the United States Copyright Office, any other Copyright, Trademark or Patent filings and any filings of financing or continuation statements under the UCC) that from time to time may be necessary, or that the Lender may request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Lender and the Lender to obtain the full benefits of the Agreement, or to enable the Lender to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by law, Maker hereby authorizes the Lender to execute and file financing statements, financing statement amendments or continuation statements without Maker’s signature appearing thereon and on behalf of such Guarantor. Company agrees that a carbon, photographic, photostatic or other reproduction of the Agreement or of a financing statement is sufficient as a financing statement. The Company shall pay the costs of, or incidental to, any recording or filing of any financing statements, financing statement amendments or continuation statements concerning the Collateral.

(e) The Company will not permit any of its tangible assets to be in the possession of any other Person, except to the extent that any tangible assets (for example, computer servers) are being managed by a third party as a part of the ordinary course of business of Maker

(f) The Company will not (A) sell, transfer, lease, exchange, assign or otherwise dispose of, or grant any option, warrant or other right with respect to, any Collateral except the sale of inventory in the ordinary course or the sale or disposal of obsolete equipment; or (B) create, incur or suffer to exist any Lien with respect to any Collateral, except for the Permitted Liens.

(g) The Company will, promptly upon request, provide to the Lender all information and evidence it may reasonably request concerning the Collateral, to enable the Lender to enforce the provisions of the Agreement.

(h) The Company will not file any amendment to or termination of a financing statement naming any Maker as debtor and Lender as secured party, or any correction statement with respect thereto, in any jurisdiction.

4. General Authority. The Company hereby irrevocably appoints (such appointment being coupled with an interest) the Lender its true and lawful attorney, with full power of substitution, in the name of Company, the Lender, or otherwise, for the sole use and benefit of the Lender, but at Company’s expense, to exercise, at any time from time to time all or any of the following powers:

(a) to file the financing statements, financing statement amendments and continuation statements referred to in Section 3;

(b) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof, and to notify each obligor with respect thereto of the Lender’s interest in such Collateral;

(c) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral; and

(d) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if the Lender were the absolute owner thereof.

5. Limitation on Duty of Lender in Respect of Collateral

Beyond reasonable care in the custody thereof, the Lender shall have no duty as to any Collateral in its possession or control or in the possession or control of any bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Lender shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Lender shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or bailee selected by the Lender in good faith.

6. Subordination.  Notwithstanding anything contained herein to the contrary, the Obligations (which are the subject of this Security Agreement) and the security interest granted hereunder are subject and subordinate to all other indebtedness (the “Indebtedness”) of Maker, which is greater than $1,000,000 in the aggregate, now and in the future, and to all renewals, modifications, consolidations, replacements and extensions of any such Indebtedness.  Such subordination shall be self-operative and no further instrument of subordination shall be required by any lender or other creditor; however, upon reasonable request of the Maker, Lender agrees to execute and deliver an agreement or other documentation confirming such subordination.

7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to principles of conflicts of laws. The parties agree to jurisdiction in the courts of Tampa, Florida. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Agreement. Nothing contained herein shall be deemed or operate to preclude the Lender from bringing suit or taking other legal action against Maker in any other jurisdiction to collect on Maker’s obligations to the Lender, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court order in favor of the Lender.

8. JURISDICTION. THE BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE COURT LOCATED WITHIN HILLSBOROUGH COUNTY, STATE OF FLORIDA OR OF THE UNITED STATES SITTING IN TAMPA FLORIDA AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. THE BORROWER EXPRESSLY SUBMITS AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON THE BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE BORROWER REPRESENTATIVE, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

9. WAIVER OF JURY TRIAL. THE BORROWER AND HOLDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. THE BORROWER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER RELATED DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE BORROWER AND HOLDER WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

10. Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to Maker at the address provided in the Purchase Agreement executed in connection herewith, and to the Lender at the address provided in the Purchase Agreement for such Lender, or at such other address as Maker or the Lender may designate by ten (10) days advance written notice to the other parties hereto.

11. Failure or Indulgence Not Waiver. No failure or delay on the part of the Lender hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. The failure of Maker or the Lender to insist upon strict adherence to any term of the Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement..

12. Entire Agreement. This Agreement, the Transaction Documents (as defined in the Notes), and the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

13. Amendment and Waiver.

(a) This Agreement may be amended or modified only upon the written consent of Maker and the Lender.

(b) The obligations of Maker and the rights of the Lender under this Agreement may be waived only with the written consent of the Lender.

(c) The obligations of the Lender and the rights of Maker under this Agreement may be waived only with the written consent of Maker.

14. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Purchase Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, the Purchase Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

15. Facsimile Signatures; Counterparts. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

SANOMEDICS INTERNATIONAL HOLDINGS, INC.

By:	/s/ Keith Houlihan
Keith Houlihan
President

Anovent, Inc.

By:	/s/ Keith Houlihan
Keith Houlihan
President

Holder

By:	/s/ Mark R. Miklos
Mark R. Miklos